UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HEI Charitable Foundation Letter

December 3, 2014

Aloha [NAME]:

I am reaching out personally to share some important news with you about what lies ahead for Hawaiian Electric Industries (HEI). Today, HEI and NextEra Energy, the nation’s leading clean energy company headquartered in Juno Beach, FL, announced that the companies have agreed to combine, excluding HEI’s banking subsidiary. In a separate announcement today, HEI also announced a plan in which ASB Hawaii would become an independent publicly traded company contingent upon the successful completion of the transaction between HEI and NextEra Energy.

As you may know, NextEra Energy’s principal subsidiaries include Florida Power & Light (FPL), one of the largest and most well-respected electric utilities in the United States, and NextEra Energy Resources, LLC, which together with its affiliated entities (NextEra Energy Resources), is North America’s largest producer of renewable energy from the wind and sun. Furthermore, NextEra Energy enjoys a longstanding reputation as a strong corporate citizen throughout the communities in which it operates. NextEra Energy was recently named No. 1 in the utility industry in Fortune’s “World’s Most Admired Companies,” as well as No. 1 for social responsibility, and shares HEI’s vision to be active supporters of the communities in which they serve.

Importantly, we will still have two strong, locally-based companies—Hawaiian Electric and American Savings Bank—and the HEI Charitable Foundation remains committed to serving and giving back to the community through volunteerism, grants, donations, scholarships, and our employee matching gift program. NextEra Energy has pledged to maintain our overall current level of corporate giving in our communities. Today’s announcement will have no immediate impact on our day-to-day operations at the Charitable Foundation, and there will be no changes in your relationship with the Charitable Foundation, our existing agreements, or your interaction with our team.

We believe that now is the right time for this transformative transaction. If approved, this presents a tremendous opportunity for both Hawaiian Electric and American Savings Bank, and a great benefit to all of our customers and partners across Hawai‘i.

Please know that our relationship with you is of paramount importance to all of us here at the HEI Charitable Foundation, and we will continue to update you with additional information regarding the transaction, as appropriate. As always, if you have any questions please reach out to me at (808) 543-5889 or at ajhalagao@hei.com.

Sincerely,

“AJ”

Avelino J. Halagao, Jr.

Executive Vice President

HEI Charitable Foundation

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

HEI and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from HEI using the contact information above.

HEI Retiree Letter

Dear Retiree:

By now you’ve likely heard that Hawaiian Electric Industries (HEI) and NextEra Energy – the nation’s leading clean energy company headquartered in Juno Beach, Florida – announced that the companies have agreed to combine, excluding our banking subsidiary. HEI also announced plans to spin off ASB Hawaii, the parent company of American Savings Bank, to HEI shareholders and establish it as an independent publicly traded company, contingent upon our combination with NextEra Energy. We believe that this is a transformational opportunity for our two strong operating companies, including for all of our ‘ohana — employees and retirees — and for our utility and bank customers, shareholders, communities and state.

By joining with NextEra Energy, we’re gaining a great partner and bringing together two recognized leaders in clean energy. Our combined expertise – coupled with NextEra Energy’s ability to provide additional, less expensive capital – will help us invest in and significantly accelerate the actions we’re taking to strengthen Hawai‘i’s energy infrastructure, meet our clean energy goals, lower customer bills and continue our active support of our local communities. And our ability to establish American Savings Bank as an independent public company reflects the strength of the bank’s business, its strong market position and its talented team of employees.

Overview of NextEra Energy

I’d like to provide you with a little background about NextEra Energy. NextEra Energy is the leading clean energy company in the U.S. with more than 42,500 megawatts (MW) of generating capacity and nearly 14,000 employees in 26 states and Canada. NextEra Energy’s principal subsidiaries include Florida Power & Light Company (FPL) and NextEra Energy Resources, LLC.

NextEra Energy enjoys a longstanding reputation as a strong corporate citizen throughout the communities in which it operates. It has been recognized for an unprecedented eight consecutive years as No. 1 on the utility industry list of Fortune’s “Most Admired Companies” and has also recently been named No. 1 in the sector for innovation, No. 1 for social responsibility and No. 1 for quality of products/services.

Through its efforts to develop renewable energy projects, NextEra Energy has had a presence in Hawai‘i for several years, gaining familiarity with, and respect for, our island culture.

What This Means for Our Businesses

Our Utilities. This partnership will align two companies that share a common vision and common goals. Both NextEra Energy and the Hawaiian Electric Companies are committed to increasing renewable energy, modernizing our grid, reducing Hawai‘i’s dependence on imported oil, integrating more rooftop solar and lowering customer bills. Hawaiian Electric continues to be committed to a clean energy future and has filed plans with the Hawai‘i Public Utilities Commission (PUC) – plans that seek to enhance Hawai‘i’s energy future by increasing renewables to 65 percent, tripling distributed solar, and lowering customer bills 20 percent by 2030. NextEra Energy is supportive of our overall plans to accomplish these goals and will be a great partner along the way.

We’re also confident that NextEra Energy’s corporate responsibility and clean energy track record, along with our history of active support in the local community, will allow us to further our commitment to our customers, communities and the environment.

We know you may have many friends who are employees at HEI and Hawaiian Electric. Please know that NextEra Energy has committed that no involuntary changes to our workforce will be made for at least two full years after the transaction is completed. Also, all of our utility union labor agreements will be honored.

Our Bank. As an independent public company, American Savings Bank will continue to provide a full range of financial products and services, including business and consumer banking, insurance and investments, corporate banking and commercial real estate lending for its customers. In starting this new chapter in its history, the bank will benefit from its strong and experienced management team and profitable and diversified business model.

What This Means for You as Retirees

We expect that you’ll have questions, particularly about what this combination means for you. There’s one thing we want to assure you of right now: Your current pension benefits under the HEI Retirement Plan will not be impacted.  These benefits are protected under federal law (referred to as ERISA).  Furthermore, NextEra Energy has no plans at the present time to alter your retiree health benefit plans.

If you’re also a shareholder, you will benefit from the immediate and potential future increase in value for your shares, as well as the future growth of American Savings Bank, a leading community bank, plus a special one-time dividend. For more information regarding the transaction and its benefits for shareholders, please see the attached press release or visit the website www.forhawaiisfuture.com.

Next Steps

In the months ahead, we’ll be working diligently to obtain the required regulatory approval and shareholder vote to complete this transaction. Until this transaction closes, which we estimate will occur within approximately 12 months, NextEra Energy and HEI will continue to operate as independent entities. Upon completion of the transaction, our utilities will continue to operate under their current names, remain headquartered in Hawai‘i and continue to be locally managed from their existing operating locations. And American Savings Bank will become an independent public company and remain headquartered in Honolulu.

In Closing

We’re grateful to each of you for the important role you played in strengthening our company and for your exceptional service. Your contributions helped build the strong company we are today – one that led NextEra Energy to approach us about this opportunity for a partnership.

We hope you see the same value that we do in joining with NextEra Energy and becoming part of the nation’s leader in renewable energy as we work together to achieve an affordable clean energy future for Hawai‘i.

Should you have any questions, please feel free to reach out to Jim Ajello at (808) 543-7750 or to Cliff Chen at (808) 543-7384.

Mahalo,

Connie Lau

HEI President & CEO

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

HEI and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from HEI using the contact information above.

Attachment to HEI Retiree Letter (release was filed 12.3.14)

NextEra Energy and Hawaiian Electric Industries to Combine

Nation’s leading clean energy company to support Hawaii in achieving a more affordable clean energy future

Hawaiian Electric Industries shareholders to receive 0.2413 NextEra Energy shares per Hawaiian Electric Industries share and a one-time special cash dividend payment of $0.50 per share

Transaction expected to be neutral to earnings per share for NextEra Energy shareholders in first full year post-close; accretive thereafter

Hawaiian Electric Company to maintain name and continue to be based in Honolulu

No involuntary workforce reductions at Hawaiian Electric Company for at least two years after transaction close

Hawaiian Electric Industries to spin off ASB Hawaii to Hawaiian Electric Industries’ shareholders

JUNO BEACH, Fla., and HONOLULU – Dec. 3, 2014 – NextEra Energy, Inc. (NYSE:NEE) and Hawaiian Electric Industries, Inc. (NYSE:HE) (HEI) today announced a definitive agreement under which the companies have agreed to combine. The transaction, which is valued at approximately $4.3 billion, includes the assumption of $1.7 billion in HEI debt and excludes HEI’s banking subsidiary. In connection with the agreement, HEI separately today announced a plan to spin off ASB Hawaii, the parent company of American Savings Bank (ASB), to HEI shareholders and establish it as an independent publicly traded company. The American Savings Bank spinoff is expected to be tax-free to HEI shareholders and to be completed immediately prior to and contingent upon the combination of NextEra Energy with HEI. As described further herein, the total value to HEI shareholders, excluding assumed debt and including a one-time special cash dividend to HEI shareholders and the current estimated value of American Savings Bank of approximately $8.001 per share, is estimated to be $3.5 billion or approximately $33.50 per HEI share.

“Today’s announcement marks an important milestone for both our companies as we seek to leverage our respective strengths, commitments to our customers and the communities we serve and the mutual goal of building a cleaner energy future,” said Jim Robo, chairman and chief executive officer of NextEra Energy. “We are proud that Hawaiian Electric has agreed to join our company in large part because of our shared vision to bring cleaner, renewable energy to Hawaii, while at the same time helping to reduce energy costs for Hawaiian Electric’s customers. Today, Hawaiian Electric is addressing a vast array of complex and interrelated issues associated with the company’s clean energy transformation. We believe our strengths are additive to Hawaiian Electric’s, creating an opportunity to enhance value for Hawaii’s

1 Median of six equity research analyst estimates as of 12/02/2014. Actual value will fluctuate and will depend on market value of the shares of ASB Hawaii at the time of the proposed spinoff and thereafter.

strategically important energy industry. We look forward to welcoming and working with the Hawaiian Electric team, as well as engaging with and listening to key stakeholders, including Hawaiian Electric’s customers and communities, to achieve a more affordable clean energy future.”

“This is a transformational opportunity to unlock the value of two strong, local companies, American Savings Bank and Hawaiian Electric,” said Connie Lau, HEI’s president and chief executive officer and chairman of the boards of American Savings and Hawaiian Electric. “In NextEra Energy, Hawaiian Electric is gaining a trusted partner that can help the company accelerate its plans to achieve the clean energy future we all want for Hawaii. NextEra Energy and Hawaiian Electric share a common vision, a more affordable clean energy future for Hawaii. While our goals are among the most ambitious in the nation, including increasing renewables to 65 percent, tripling solar and lowering customer bills 20 percent by 2030, we are confident that by leveraging both NextEra Energy and Hawaiian Electric’s expertise and the additional financial resources that NextEra Energy brings, we can meet these targets even sooner. What’s more, HEI’s shareholders will realize significant value for their shares by participating in the upside potential of the combined company and the future growth of American Savings Bank, one of Hawaii’s leading banks. All in all, we believe this transaction will benefit both our utility and bank customers, our employees, our community, our shareholders and Hawaii.”

Common Vision, Common Goals: Meeting Hawaii’s Clean Energy Needs

The transaction brings together two industry leaders in clean and renewable energy. The Hawaiian Electric Companies – Hawaiian Electric, Maui Electric and Hawaii Electric Light – have put Hawaii on the leading edge of clean energy nationally, successfully integrating rooftop solar with 11 percent of their customers and helping achieve 20 percent renewable energy. NextEra Energy adds its strength as the nation’s leading clean energy company. NextEra Energy shares Hawaiian Electric’s vision of increasing renewable energy, modernizing its grid, reducing Hawaii’s dependence on imported oil, integrating more rooftop solar energy and, importantly, lowering customer bills. Hawaiian Electric has filed plans with the Hawaii Public Utilities Commission (PUC) that seek to enhance Hawaii’s energy future by lowering electric bills, giving customers more service options and nearly tripling the amount of distributed solar, while achieving among the nation’s highest levels of renewable energy by 2030. NextEra Energy is supportive of Hawaiian Electric’s plans to accomplish these goals.

NextEra Energy’s principal subsidiaries include Florida Power & Light Company (FPL), one of the nation’s largest and most well-respected electric utilities, and NextEra Energy Resources, LLC, which together with its affiliated entities (NextEra Energy Resources), is North America’s largest producer of renewable energy from the wind and sun. Through NextEra Energy Resources, NextEra Energy brings to bear all the capabilities of a renewable energy leader, including utility-scale and distributed solar, wind and battery storage, as well as the resources to help accelerate Hawaiian Electric’s efforts to pursue a new energy future in Hawaii. Together, FPL and NextEra Energy Resources have completed more than $24 billion worth of major capital projects since 2003, overall on time and under budget.

FPL, which was recognized by Market Strategies International as the nation’s most trusted electric utility earlier this year, serves approximately 4.7 million customers in a state that, like Hawaii, has no indigenous fossil fuels and was once the largest consumer of oil among all U.S. utilities. Since 2001, FPL has reduced its reliance on foreign oil by more than 99 percent, improved its overall fuel efficiency by 20 percent and saved its customers more than $6.8 billion in fuel costs. FPL’s operational excellence has supported low customer bills, including typical residential customer electric bills that are the lowest in Florida for the fifth consecutive year and approximately 25 percent lower than the national average. Additionally, FPL’s highly efficient generation fleet is one of the cleanest and most modern among utilities nationwide. FPL also has developed, built and operates one of the nation’s most modern grid networks and offers the highest reliability among Florida’s investor-owned utilities, ranking in the top quartile nationally, with more than 99.98 percent reliability. FPL recently was presented with two prestigious reliability-related awards by PA Consulting Group – Outstanding Technology and Innovation in the U.S. and Outstanding Reliability Performance in the U.S. South region.

Transaction Terms

Subject to the terms and conditions of the merger agreement, upon completion of the transaction, HEI shareholders will receive an estimated total value of approximately $33.50 per share, representing an approximately 21 percent premium to HEI’s trailing 20-day volume-weighted average price as of the close on Dec. 2, 2014. The total value will consist of:

•                 0.2413 shares of NextEra Energy common stock for each HEI share they own, valued at $25.00 per HEI share, based on NextEra Energy’s volume-weighted average stock price for the 20 trading days ended Dec. 2, 2014;

•                 A one-time special cash dividend, to be paid by HEI, of $0.50 per HEI share for shareholders of record as of the date immediately prior to the closing of the transaction; and

•                 Shares of ASB Hawaii, through the spinoff transaction, with a current estimated value of $8.00 per share based on consensus analyst estimates.

In addition, NextEra Energy will also assume approximately $1.602 per HEI share of tax liability for the spinoff of ASB Hawaii. This corporate-level tax liability results in additional value over time of up to $1.60 per share to new ASB Hawaii shareholders through an ASB tax basis step-up. With the exception of the one-time special cash dividend, the overall transaction, including the spinoff of ASB Hawaii, is expected to be tax-free to HEI shareholders.

The transaction expands NextEra Energy’s regulated holdings and further balances its earnings mix, and is expected to be neutral to earnings per share for NextEra Energy shareholders in the first full year post-close and accretive thereafter. The transaction is expected to have no impact on NextEra Energy’s quarterly dividend policy (the most recently declared quarterly dividend was $0.725 per NextEra Energy common share). Additionally, NextEra Energy remains committed to maintaining a strong balance sheet and will fund the transaction in a manner consistent with its current credit ratings.

Committed to Local Customers, Employees and the Communities We Serve

NextEra Energy and Hawaiian Electric are committed to ensuring that the combination delivers significant value to all Hawaiian Electric stakeholders.  The merger approval application that NextEra Energy and Hawaiian Electric intend to file within the next 60 days with the Hawaii PUC will demonstrate that the combination will ensure customer interests are protected and that customers will receive measurable and significant value and savings.  In addition, the jurisdiction of the Hawaii PUC over Hawaiian Electric will not be diminished as a result of the transaction. The companies look forward to demonstrating the benefits that this transaction will offer Hawaiian Electric’s customers and Hawaii.

Upon completion of the transaction, together with FPL and NextEra Energy Resources, Hawaiian Electric will become a third principal business within the NextEra Energy family of companies. Hawaiian Electric will continue to operate under its current name and continue to be headquartered in Honolulu. Hawaiian Electric’s utilities will continue to be locally managed from their existing operating locations. No involuntary reductions to Hawaiian Electric’s workforce are expected as a result of the transaction for at least two years after close, and all of its union labor agreements will be honored.

NextEra Energy has been recognized for an unprecedented eighth consecutive year as No. 1 on the utility industry list of Fortune’s “Most Admired Companies” and enjoys a longstanding reputation as a strong

2 Estimated tax liability of $1.60/HEI share based on $8.00/share bank value and assumes HEI fully diluted shares outstanding of 103.5 million corporate citizen throughout the communities in which it operates. Consistent with that, NextEra Energy expects to maintain HEI’s overall current level of corporate giving in HEI’s communities. NextEra Energy also plans to establish a local Hawaiian Electric advisory board, whose purpose will be to provide input on matters of local and community interest. The advisory board will include six to 12 members, all of whom will have substantial ties to the Hawaii community.

Planned Spinoff of ASB Hawaii

In connection with the agreement, HEI plans to spin off ASB Hawaii to HEI shareholders and establish it as an independent publicly traded company, immediately prior to and contingent upon the completion of the combination of HEI with NextEra Energy.

Under the planned spinoff, HEI shareholders would receive a distribution of stock in ASB Hawaii, pro rata to their ownership interest in HEI. NextEra Energy will assume the corporate tax liability related to the spinoff (estimated to total approximately $1.60 per HEI share).  The spinoff is expected to be tax-free for HEI shareholders. In addition, ASB Hawaii’s tax basis in its assets is expected to be increased to reflect their fair market value at the time of the spinoff, which is expected to create a deductible amortization of an intangible asset for tax purposes and a corresponding deferred tax asset (DTA) for generally accepted accounting principles purposes, improving regulatory capital ratios and providing improved cash flow by reducing cash taxes as the DTA is amortized. Based on the median of six equity analyst consensus estimates on Dec. 2, 2014, ASB Hawaii’s estimated current value is approximately $800 million, or approximately $8.00 per share. This valuation represents 1.7-1.8x tangible book value for ASB Hawaii. Following the spinoff, American Savings Bank expects to realize higher year-over-year fee income due to regaining its exemption from regulatory limits on interchange fees (Durbin Amendment). Prior to losing the Durbin Amendment exemption in 2013, American Savings Bank realized approximately $6 million, after tax, in higher interchange fees.

Approvals

In addition to Hawaii PUC approval, the transaction also is subject to approval by HEI shareholders, the expiration or termination of the waiting period under the Hart-Scott-Rodino Act, the Federal Energy Regulatory Commission, SEC effectiveness of registration statements, the spinoff of ASB Hawaii and additional regulatory approvals and other customary conditions. NextEra Energy and HEI expect the transaction, which has been unanimously approved by both companies’ boards of directors, to be completed within approximately 12 months. The spinoff of ASB Hawaii is expected to be completed immediately prior to and is contingent upon the completion of the combination of HEI and NextEra Energy. The spinoff is also subject to customary conditions and formal declaration of the dividend to HEI shareholders of ASB Hawaii stock by the HEI board of directors.

Advisors

Citigroup Global Markets Inc. is serving as financial advisor to NextEra Energy, and Wachtell, Lipton, Rosen & Katz is legal counsel.

J.P. Morgan Securities LLC is serving as financial advisor to HEI, and Skadden, Arps, Slate, Meagher & Flom LLP is legal counsel.

Website

Additional information about the benefits of the transaction is available at a new joint website launched by the companies at www.forhawaiisfuture.com.

Analyst and Investor Webcast and Conference Call

NextEra Energy and HEI will conduct a webcast and conference call for analysts and investors to discuss this announcement today, Wednesday, Dec. 3, 2014, at 1:00 p.m. Hawaii time (6:00 p.m. Eastern time).  The event can be accessed through each company’s website at www.NextEraEnergy.com and www.HEI.com or by dialing (866) 610-1072, passcode: 38818848 for the teleconference call. The presentation for the webcast will be on the websites under the heading “Investor Relations.”

An online replay of the webcast will be available on each company’s website, beginning about two hours after the event. Audio replays of the teleconference will also be available approximately two hours after the event through Dec. 10, 2014, by dialing (800) 585-8367, passcode: 38818848.

NextEra Energy, Inc.

NextEra Energy, Inc. (NYSE: NEE) is a leading clean energy company with consolidated revenues of approximately $15.1 billion, approximately 42,500 megawatts of generating capacity, and approximately 13,900 employees in 26 states and Canada as of year-end 2013. Headquartered in Juno Beach, Fla., NextEra Energy’s principal subsidiaries are Florida Power & Light Company, which serves approximately 4.7 million customer accounts in Florida and is one of the largest rate-regulated electric utilities in the United States, and NextEra Energy Resources, LLC, which, together with its affiliated entities, is the largest generator in North America of renewable energy from the wind and sun. NextEra Energy has been recognized often by third parties for its efforts in sustainability, corporate responsibility, ethics and compliance, and diversity, and has been named No. 1 overall among electric and gas utilities on Fortune’s list of “World’s Most Admired Companies” for eight consecutive years, which is an unprecedented achievement in its industry. For more information about NextEra Energy companies, visit these websites: www.NextEraEnergy.com, www.FPL.com, www.NextEraEnergyResources.com.

Hawaiian Electric Industries, Inc.

HEI supplies power to approximately 450,000 customers or 95 percent of Hawaii’s population through its electric utilities, Hawaiian Electric Company, Inc., Hawaii Electric Light Company, Inc. and Maui Electric Company, Limited and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, one of Hawaii’s largest financial institutions.

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, potential benefit of tax basis step up to HEI shareholders, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction.  This document is not a substitute for any prospectus, proxy statement or any other document which NEE or HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investors.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com.

PARTICIPANTS IN THE MERGER SOLICITATION

NEE, HEI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about NEE’s executive officers and directors in its definitive proxy statement filed with the

SEC on April 4, 2014. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about NEE’s executive officers and directors and HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from NEE and HEI using the contact information above.

NextEra Energy Contact

Robert L. Gould

Vice President, Chief Communications Officer

561-694-4442

Debra Larsson

Manager, Financial and Sustainability Communication

561-694-4442

Hawaiian Electric Industries Contact

Media

A.J. Halagao

Manager, Corporate & Community Advancement

(808) 543-5889

ajhalagao@hei.com

Investor Relations

Cliff Chen

Manager, Investor Relations & Strategic Planning

(808) 543-7300

IR@hei.com

American Savings Bank Contact

Jayson Harper

First Vice President, Director of Communications and Public Relations

(808) 538-2652

jharper@asbhawaii.com

Utility Retiree Letter

Dear Retirees:

By now you’ve likely heard that Hawaiian Electric Industries (HEI) and NextEra Energy, the nation’s leading clean energy company headquartered in Juno Beach, Florida, announced that the companies have agreed to combine. HEI also announced plans to separate ASB Hawaii from HEI, creating an independent publicly traded company, contingent upon NextEra Energy’s combination with HEI.

We believe that this is a transformational opportunity for a stronger future for Hawaiian Electric, including for all of our ‘ohana — employees and retirees — and for our customers, communities and state. By joining with NextEra Energy, we’re gaining a great partner and bringing together two recognized leaders in clean energy. Our combined expertise – coupled with NextEra Energy’s ability to provide additional, less expensive capital – will help us invest in and significantly accelerate the actions we’re taking to strengthen Hawai‘i’s energy infrastructure, meet our clean energy goals, lower customer bills and continue our active support of our local communities.

Overview of NextEra Energy

We’d like to provide you with a little background about NextEra Energy. NextEra Energy is the leading clean energy company in the U.S. with more than 42,500 megawatts (MW) of generating capacity and nearly 14,000 employees in 26 states and Canada. NextEra Energy’s principal subsidiaries include Florida Power & Light Company (FPL) and NextEra Energy Resources, LLC.

NextEra Energy enjoys a longstanding reputation as a strong corporate citizen throughout the communities in which it operates. It has been recognized for an unprecedented eight consecutive years as No. 1 on the utility industry list of Fortune’s “Most Admired Companies” and has also recently been named No. 1 in the sector for innovation, No. 1 for social responsibility and No. 1 for quality of products/services.

Through its efforts to develop renewable energy projects, NextEra Energy has had a presence in Hawai‘i for several years, gaining familiarity with, and respect for, our island culture.

What This Combination Means for Our Business

This partnership will align two companies that share a common vision and common goals. Both NextEra Energy and our company are committed to increasing renewable energy, modernizing our grid, reducing Hawai‘i’s dependence on imported oil, integrating more rooftop solar and lowering customer bills. At Hawaiian Electric, we continue to be committed to a clean energy future and have filed plans with the Hawai‘i Public Utilities Commission (PUC) – plans that seek to enhance Hawai‘i’s energy future by increasing renewables to 65 percent, tripling distributed solar, and lowering customer bills 20 percent by 2030. NextEra Energy is supportive of our overall plans to accomplish these goals and will be a great partner along the way.

We’re also confident that NextEra Energy’s corporate responsibility and clean energy track record, along with our history of active support in the local community, will allow us to further our commitment to our customers, communities and the environment.

We know you may have many friends who are employees at Hawaiian Electric.  Please know that NextEra Energy has committed that no involuntary changes to our workforce will be made for at least two full years after the transaction is completed. Also, all of our union labor agreements will be honored.

What This Means for You as Retirees

We expect that you’ll have questions, particularly about what this combination means for you. There’s one thing we want to assure you of right now: Your current pension benefits under the HEI Retirement Plan will not be impacted.  These benefits are protected under federal law (referred to as ERISA).  Furthermore, NextEra Energy has no plans at the present time to alter your retiree health benefit plans.

If you’re also a shareholder, you will benefit from the immediate and potential future increase in value for your shares, as well as the future growth of American Savings Bank, a leading community bank, plus a special one-time dividend.  Shareholders will receive a separate communication with full details.  You can also find information about the benefits of the transaction on the website forhawaiisfuture.com.

Next Steps

In the months ahead, we’ll be working diligently to obtain the required regulatory approval and shareholder vote to complete this transaction. Until this transaction closes, which we estimate will occur within approximately 12 months, both companies will continue to operate as independent entities. Upon completion of the transaction, Hawaiian Electric, Maui Electric and Hawai‘i Electric Light will continue to operate under our current names and be headquartered in Hawai‘i. And we will continue to be locally managed from our existing operating locations.

In Closing

We’re grateful to each of you for the important role you played in strengthening our company and for your exceptional service to our customers and communities. Your contributions helped build the strong company we are today – one that led NextEra Energy to approach us about this opportunity for a partnership.

We hope you see the same value that we do in joining with NextEra Energy and becoming part of the nation’s leader in renewable energy as we work together to achieve an affordable clean energy future for Hawai‘i.

Mahalo,

Alan Oshima and Connie Lau

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

HEI and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from HEI using the contact information above.

HAWAIIAN ELECTRIC INDUSTRIES, INC. · PO BOX 730 · HONOLULU, HI 96808-0730

HEI Shareholder Letter

December 5, 2014

Dear Fellow HEI Shareholder:

I’m pleased to share that on December 3rd we announced that Hawaiian Electric Industries (HEI) and NextEra Energy, the nation’s leading clean energy company, have agreed to combine in a transaction valued at approximately $4.3 billion. As part of this transaction, and contingent on its completion, we announced a plan to spinoff ASB Hawaii, the parent company of American Savings Bank (ASB), to HEI shareholders and establish it as an independent publicly traded company.

As an HEI shareholder, you will receive an estimated total value of approximately $33.50 per share, representing an approximately 21 percent premium to HEI’s trailing 20-day volume-weighted average price as of the close on Dec. 2, 2014. The total value will consist of:

o           0.2413 shares of NextEra Energy common stock for each HEI share you own, valued at $25.00 per HEI share, based on NextEra Energy’s volume-weighted average stock price for the 20 trading days ended Dec. 2, 2014;

o           A one-time special cash dividend, to be paid by HEI, of $0.50 per HEI share for shareholders of record as of the date immediately prior to the closing of the transaction; and

o           Shares of ASB Hawaii, through the spinoff transaction, with a current estimated value of $8.00 per share based on consensus analyst estimates.

In addition, NextEra Energy will also assume approximately $1.601 per HEI share of tax liability for the spinoff of ASB Hawaii. This corporate-level tax liability results in additional value over time of up to $1.60 per share to new ASB Hawaii shareholders through an ASB tax basis step-up. With the exception of the one-time special cash dividend, the overall transaction, including the spinoff of ASB Hawaii, is expected to be tax-free to HEI shareholders.

This combination is a transformational opportunity for HEI’s utility subsidiaries – Hawaiian Electric, Maui Electric and Hawai‘i Electric Light – one that will drive substantial benefits for our shareholders, customers, employees and the local community. And our utilities could not have asked for a better partner. For an unprecedented eight consecutive years, NextEra Energy has been recognized as the number one utility on Fortune’s “Most Admired Companies” list. And earlier this year, NextEra Energy’s utility, Florida Power & Light Company (FPL) was ranked the most trusted electric utility in the country, delivering 99.98 percent reliability to customers. FPL has also been successful in reducing its reliance on foreign oil by more than 99 percent, improving its overall fuel efficiency by 20 percent and saving its customers more than $6.8 billion in fuel costs. This approach has translated into electric bills that are approximately 25 percent lower than the national average.

NextEra Energy is supportive of our plans to strengthen Hawai‘i’s energy infrastructure, meet our bold clean energy goals, lower customer bills and continue our active support of our local communities. Our combined expertise – coupled with NextEra Energy’s ability to provide additional, less expensive capital – will help us invest in and significantly accelerate the actions we are taking. Together, we will build upon a long history and legacy of innovation and stewardship in Hawai‘i, driving our transformation to become an even stronger renewable energy utility in Hawai‘i.

1 Estimated tax liability of $1.60/HEI share based on $8.00/share bank value and assumes HEI fully diluted shares outstanding of 103.5 million

Our utilities will continue to operate under their current names, remain headquartered in Hawai‘i and continue to be locally managed from their existing operating locations. No involuntary reductions to our utilities’ workforce are expected as a result of the transaction for at least two years after close, and all of our utility union labor agreements will be honored. NextEra Energy is also committed to continuing our active support of the communities we proudly serve.

Ultimately, HEI shareholders will have the opportunity to participate in the upside potential of the combined company and of an independent ASB. NextEra Energy is rapidly growing and has the largest renewable portfolio in North America as well as a strong track record of delivering shareholder value. Specifically, from 2003 to 2013, NextEra Energy has delivered earnings per share growth of approximately 7.2 percent, dividends per share growth of approximately 8.2 percent and has outperformed the S&P Utility Index on a one-, three-, five- and 10-year basis.

And when ASB becomes a standalone company via a spinoff to shareholders, HEI shareholders will own shares in a company with a strong and experienced management team, a profitable and diversified business model and enhanced capital management flexibility.

As we move through the process to bring HEI and NextEra Energy together, which is expected to occur within approximately twelve months, we will be communicating with you to provide updates and additional information on this combination. So please be on the look out for further communication from HEI.

I’d like to thank you for your continued support of our companies and our commitment to Hawai‘i. We hope you share our excitement about what this partnership means for HEI, Hawai‘i’s people, and you, our valued shareholders.

If you have any questions, I encourage you to visit the website www.forhawaiisfuture.com.

Mahalo,

Connie Lau

President and Chief Executive Officer
Hawaiian Electric Industries, Inc.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward- looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

HEI and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014. Additional information about HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from HEI using the contact information above.